UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective as of December 22, 2008, Biovest International, Inc., a Delaware corporation (the “Company”), completed the closing of a debtor in possession financing transaction (the “DIP Transaction”) with Corps Real, LLC, a Illinios Limited Liability Company (the “DIP Lender”), pursuant to which the DIP Lender provided to the Company a secured line of credit in an amount of up to Three Million Dollars ($3,000,000.00) in accordance with an interim Order entered by the U.S. Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Court”). The DIP Lender has committed to advance up to $1 million to the Company, with additional advances beyond the initial $1 million being subject to the DIP Lender’s discretion and further order of the Court.

The DIP Financing was memorialized by a Secured Promissory Note (the “DIP Note”) and Security Agreement in the form attached hereto as Exhibits 10.1 and 10.2 respectively. The following describes certain material terms of the DIP Transaction:

The DIP Transaction is comprised of a revolving credit facility (the “Facility”) having the following terms:

(a)	Principal Amount- Up to $3,000,000.

(b)	Priority and Security- The Facility is a secured super-priority loan to a Debtor-in-Possession. Prior to closing, an Order, satisfactory to Lender, will be entered in the Company’s Chapter 11 Proceeding establishing the Facility as a loan secured by all assets of the Company that is senior to all prior and existing liens of Biovest (the “Interim Order”).

(c)	Advances under the Facility- Fixed advances under the Facility (“Advances”) shall be as follows: (i) $500,000 to be paid upon the entry of the Initial Order of the Court; (ii) $250,000 to be advanced on December 31, 2008 unless the Company, with the consent of its senior secured lender, requests that a portion of advance scheduled for December 31, 2008 be delayed to a later date; (iii) $250,000 on January 31, 2009 unless the Company, with the consent of its senior secured lender, requests that a portion of the advance scheduled for January 31, 2009 be delayed to a later date. For all amounts in excess of the initial $1,000,000, Lender and the Company shall within 30 days of the entry of the Initial Order agree on a list of “milestone” events to be achieved by the Company through use of these Advances, and the Company shall be required to make a written request(s) detailing the amount and use and Lender shall in its reasonable discretion approve or reject the written request based upon whether the Company demonstrates reasonable progress in achieving the agreed milestones.

(d)	Term- All loans outstanding under the Facility (the “Loans”) shall become due and payable on the earlier of: (i) December 31, 2010; (ii) dismissal of the Chapter 11 Proceeding; (iii) conversion of the Chapter 11 Proceeding to a Chapter 7 Proceeding; or (iv) confirmation of the Company’s Plan of Reorganization.

2

(e)	Interest- Loans will bear interest at 16% per annum computed on a daily basis based on the amounts outstanding. Interest shall be paid as follows: (i) 10% interest shall be paid monthly and (ii) 6% interest shall accrue and be paid at maturity.

(f)	Points- At the Closing, the Company shall pay in cash 4% of the initial $1,000,000 of the Facility (i.e., $40,000). At the time that the Company borrows in excess of $1,000,000, the Company shall pay in cash 4% of the second $1,000,000 of the Facility (i.e., $40,000). At the time that the Company borrows in excess of $2,000,000, the Company shall pay in cash 4% of the third $1,000,000 of the Facility (i.e., $40,000).

(g)	Expenses- The Company is responsible for payment of $25,000 in costs at the Closing.

(h)	Prepayment- Loans may be prepaid at any time in an amount of $50,000 or multiples of $50,000 in excess thereof, provided, however, that the Company’s senior secured lender provides its consent to each prepayment via written notification to the Company and Lender.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K may include statements about our product development programs, clinical trials for our BiovaxID® product and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

3

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: December 23, 2008

4

EXHIBIT INDEX

Exhibit Number	Description
10.1	Secured Promissory Note between Corps Real, LLC and Biovest International, Inc. dated December 22, 2008

10.2	Security Agreement between Corps Real, LLC and Biovest International, Inc. dated December 22, 2008

5

Exhibit 10.1

SECURED PROMISSORY NOTE

$3,000,000	December 22, 2008
Tampa, Florida

FOR VALUE RECEIVED, the undersigned, BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), with a mailing address of 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606, hereby promises to pay to the order of CORPS REAL, LLC, an Illinois limited liability company (the “Lender”), with a mailing address of 1602 W. Kimmel Street, Marion, Illinois 62929, the maximum principal amount of up to Three Million and No/100 Dollars ($3,000,000), together with interest on the unpaid Principal Amount (as defined below) outstanding from time to time at the rate or rates hereafter specified and any and all other sums which may be owing to the Lender by the Borrower hereunder.

On November 10, 2008, Accentia Biopharmaceuticals, Inc. and its subsidiaries, including the Borrower, filed their Voluntary Petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). This Secured Promissory Note (hereinafter, the “Note”) is being executed pursuant to the terms of that certain Interim Order Granting Debtor’s Emergency Motion for Authority to Obtain Postpetition Financing and Grant Senior Liens, Superpriority Administrative Expense Status and Adequate Protection Pursuant to 11 U.S.C. §§ 364(c) and (d) and F.R.B.P. 4001 dated December 22, 2008 [Doc. No. 119] (the “Interim Order”), entered by the Bankruptcy Court in In re: Accentia Biopharmaceuticals, Inc., et al., Case No. 8:08-bk-17795-KRM (the “Chapter 11 Case”). The Interim Order granted the Debtor’s Emergency Motion for Authority to Obtain Postpetition Financing and Grant Senior Liens, Superpriority Administrative Expense Status and Adequate Protection Pursuant to 11 U.S.C. §§ 364(c) and (d) and F.R.B.P. 4001 dated December 4, 2008 [Doc. No. 86] (the “Financing Motion”). Upon the execution of this Note, the principal amount available to be borrowed under this Note shall be up to $750,000 subject to being increased to $3,000,000 (as the context requires, the “Principal Amount”) upon the entry of, and in accordance with, a final order of the Bankruptcy Court granting the Financing Motion (the “Final Order”).

The following terms shall apply to this Note:

1. Security and Priority. As security for payment of the Obligations (as defined below) under this Note, the Borrower and the Lender have entered into that certain Security Agreement of even date herewith (the “Security Agreement”). The Security Agreement and the Note are sometimes hereinafter referred to as the “Loan Documents.” The Borrower and the Lender have agreed that all Obligations under this Note will be secured by all of the Collateral (as that term is defined in the Security Agreement) of the Borrower pursuant to Sections 364(c)(2) and 364(d)(1) of the Bankruptcy Code, and the liens and security interests granted to the Lender will be senior to all prepetition and postpetition liens of all parties in the Collateral, all in accordance with the terms of the Interim Order and the Final Order as applicable.

2. Interest Rate. Interest shall accrue and be payable on the outstanding Principal Amount at a fixed rate of interest equal to sixteen percent (16.0%) per annum. Interest shall be calculated on the basis of a year of 360 days applied to the actual days on which there exists an unpaid balance under this Note. Interest shall be paid by the Borrower as follows: (i) interest in the amount of ten percent (10%) shall be paid monthly, and (ii) interest in the amount of six percent (6%) shall be accrued and be paid at maturity of this Note.

3. Advances under this Note. This Note will be a revolving credit note. Fixed advances under this Note (the “Advances”) will be as follows: (i) $500,000 to be advanced upon the entry of the Interim Order, (ii) $250,000 to be advanced on December 31, 2008 unless the Borrower, with the consent of Laurus Master Fund, Ltd. and its successors and assigns, including Valens U.S. SPV I, LLC, Valens Offshore SPV II, Corp. and PSource Structured Debt Limited (collectively, “Valens”), requests that a portion of the Advance scheduled for December 31, 2008 be delayed to a later date, and (iii) $250,000 to be advanced on January 31, 2009 unless the Borrower, with the consent of Valens, requests that a portion of the Advance scheduled for January 31, 2009 be delayed to a later date. In the event that the Borrower requests that any portion of the December 31, 2008 or the January 31, 2009 Advances be deferred to a later date, the deferred portion of such Advances will remain an irrevocable obligation of the Lender during the term of this Note and will subsequently be advanced by the Lender in good funds to the Borrower within two (2) business days of the Borrower’s written request. For all Advances in excess of the initial $1,000,000 advanced, the Lender and the Borrower shall, within thirty (30) days of the entry of the Interim Order, agree on a list of “milestone” events to be achieved by the Borrower through the use of these Advances, and the Borrower shall be required to make a written request(s) detailing the amount and use and the Lender shall, in its reasonable discretion, approve or reject the written request based upon whether the Borrower demonstrates reasonable progress in achieving the agreed milestones. If approved, the Advance shall be funded into the Borrower’s account within five (5) days of the written request. Notwithstanding the foregoing, if the BiovaxID vaccine is approved or if the Borrower has reasonable assurance that BiovaxID is likely to be approved (including, but not limited to, the United States Food and Drug Administration indicates that it will allow the Borrower to submit an application for approval based on accelerated or conditional approval) for commercial sale in the United States, EMEA countries, Japan, Australia, Switzerland or Russia, the Lender shall advance additional amounts up to an aggregate of $1,000,000 with loans based on monthly written request.

4. Term; Maturity Date. For purposes of this Note and the Security Agreement, the “Maturity Date” shall be the earlier of (i) December 31, 2010, (ii) dismissal of the Borrower’s Chapter 11 case currently pending in the Bankruptcy Court, (iii) conversion of the Borrower’s Chapter 11 case to a case under Chapter 7 of the Bankruptcy Code, or (iv) the effective date of the Borrower’s plan of reorganization. For the avoidance of doubt, this Note is a balloon promissory note that requires that all indebtedness be paid in full on the Maturity Date.

5. Closing Costs and Expenses. Upon the execution of this Note and funding of the first Advance by the Lender (the “Closing”), the Borrower shall pay to the Lender, in cash, an amount equal to four percent (4%) of the initial $1,000,000 of the Principal Amount (i.e., $40,000). At the time that the Borrower borrows in excess of $1,000,000, the Borrower shall pay to the Lender, in cash, an amount equal to four percent (4%) of the second $1,000,000 of the Principal Amount (i.e., $40,000). At the time that the Borrower borrows in excess of $2,000,000, the Borrower shall pay to the Lender, in cash, an amount equal to four percent (4%) of the third $1,000,000 of the Principal Amount (i.e., $40,000). The Borrower agrees to pay $25,000 to the Lender for its costs as provided in the Interim Order and the Final Order, as applicable, or as otherwise agreed to by Valens and the Committee.

6. Repayment Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Florida are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

7. Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefore shall be ineffective unless the amount due is actually received by the Lender. Each payment shall be applied first, to the payment of any and all costs, fees and expenses incurred by or payable to the Lender in connection with the collection or enforcement of this Note; second, to the payment of all accrued and unpaid interest hereunder; and third, to the payment of the unpaid Principal Amount, or in any other manner which the Lender may, in its sole discretion, elect from time to time.

8. Prepayment. Advances under this Note may be prepaid at any time without penalty in the amount of $50,000 or multiples of $50,000 in excess thereof, provided that Valens provides its consent to each prepayment via written notice to the Borrower and the Lender.

9. Obligations. The term “Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Lender by the Borrower of any nature whatsoever under this Note, including all present and future indebtedness and liabilities of the Borrower to the Lender for the payment of money extending to the Principal Amount and all interest, fees, late charges, expense payments, liquidation costs, and expenses provided in this Note, whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated. If more than one Obligation is outstanding, each payment may be applied to such of the Obligations as the Lender shall determine in its sole discretion.

10. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

(a)	the failure of the Borrower to pay any sum due under this Note when due, whether by demand or otherwise, and such sum remains unpaid for five (5) days after the due date; and

(b)	any other Event of Default described in the Interim Order or the Final Order as applicable.

11. Rights and Remedies Upon Default. Upon the occurrence of an Event of Default hereunder, and subject to the provisions of the Interim Order and the Final Order as applicable, the Lender, in the Lender’s sole discretion and with prior written notice to the Borrower, Valens and the Committee, may: (a) declare the entire outstanding Principal Amount, together with all accrued interest and all other sums due under this Note, to be immediately due and payable, and the same shall thereupon become immediately due and payable without protest, presentment, demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, or credits of the Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of or on deposit with, the Lender or any affiliate of the Lender in any capacity whatsoever; and (c) exercise any or all rights, powers and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise.

12. Remedies Cumulative. Each right, power and remedy of the Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. No failure or delay by the Lender to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver thereof or preclude the Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the Lender shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

13. Collection Expenses. The Borrower shall pay any and all issue taxes, documentary stamp taxes, and other taxes that may be payable in respect of the issuance or delivery of this Note. If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, the Borrower agrees to pay to the Lender upon demand all costs and expenses, including, without limitation, all attorneys’ fees and court costs incurred by the Lender in connection with the enforcement or collection of this Note (whether or not any action has been commenced by the Lender to enforce or collect this Note). The obligation of the Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against the Borrower. All of such costs and expenses shall bear interest at the rate of interest provided herein, from the date of payment by the Lender until repaid in full.

14. Maximum Rate of Interest. Notwithstanding any provision of this Note or the Loan Documents to the contrary, the Borrower shall not be obligated to pay interest pursuant to this Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Note or the laws of the United States applicable to loans in such state. If any provisions of this Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Note. The Borrower acknowledges that it has been contemplated at all times by the Borrower that the laws of the State of Florida will govern the maximum rate of interest that it is permissible for the Lender to charge the Borrower pursuant to this Note.

15. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of choice or conflict of law thereunder. Whenever possible, each provision of this Note shall be interpreted to be effective and valid under applicable law. If any provision of this Note is prohibited by or invalid under applicable law, the provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the other remaining provisions of this Note.

16. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the addresses set forth in the first paragraph of this Note. To the extent that any notice is required hereunder, such notice shall also simultaneously be provided to counsel for Valens and counsel for the Official Committee of Unsecured Creditors appointed in the Chapter 11 Case (the “Committee”) at the addresses set forth in the Interim Order and the Final Order. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

17. Jurisdiction. The Borrower agrees that the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Note or to any matter arising therefrom.

18. Miscellaneous. The section headings of this Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Note constitutes the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto. No modification, release or waiver of this Note shall be deemed to be made by the Lender unless in writing signed by the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. This Note shall inure to the benefit of and be enforceable by the Lender and shall be binding upon and enforceable against the Borrower and the Borrower’s personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

19. No Assignment. This Note and the Loan Documents may not be assigned by the Lender without the prior written consent of Valens and the Committee or, absent such consent, an order of the Bankruptcy Court.

20. Interim Order and Final Order. This Note and the Loan Documents are executed pursuant to the terms of the Interim Order and, if applicable, the Final Order. Notwithstanding anything herein or in the Loan Documents to the contrary, this Note and the Loan Documents shall be governed by and construed in accordance with the Interim Order and the Final Order, if applicable. Moreover, to the extent there is any conflict or inconsistency between the terms of this Note and/or the Loan Documents and the terms of the Interim Order or the Final Order, then the terms of the Interim Order or the Final Order as applicable shall control.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first hereinabove set forth.

BIOVEST INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Alan M. Pearce
Name:	Alan M. Pearce
Title:	Chief Financial Officer

Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and is entered into as of the 22nd day of December 2008, by BIOVEST INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), in favor of CORPS REAL, LLC, an Illinois limited liability company (the “Secured Party”).

Recitals

WHEREAS, on November 10, 2008 (the “Petition Date”), Accentia Biopharmaceuticals, Inc. and its subsidiaries, including the Borrower (collectively, the “Debtors”), filed their Voluntary Petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”);

WHEREAS, since the Petition Date, the Debtors have continued to operate their businesses and manage their properties as debtors in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code;

WHEREAS, Borrower requires post-petition financing to fund its business operations and, therefore, such financing is essential to Borrower’s bankruptcy estate;

WHEREAS, the financing is being provided in good faith and has been negotiated at arm’s length;

WHEREAS, Borrower has filed with the Bankruptcy Court its Emergency Motion for Authority to Obtain Postpetition Financing and Grant Senior Liens, Superpriority Administrative Expense Status and Adequate Protection Pursuant to 11 U.S.C. §§ 364(c) and (d) and F.R.B.P. 4001 dated December 4, 2008 [Doc. No. 86] (the “Financing Motion”);

WHEREAS, the Bankruptcy Court has entered its Interim Order Granting Debtor’s Emergency Motion for Authority to Obtain Postpetition Financing and Grant Senior Liens, Superpriority Administrative Expense Status and Adequate Protection Pursuant to 11 U.S.C. §§ 364(c) and (d) and F.R.B.P. 4001 dated December 22, 2008 [Doc. No. 119] (the “Interim Order”), pursuant to which, among other things, the Bankruptcy Court has granted the Financing Motion, on an interim basis, and authorized Borrower to borrow on a secured basis from the Secured Party the principal amount of $750,000 subject to being increased to $3,000,000 upon the entry of a final order of the Bankruptcy Court granting the Financing Motion (the “Final Order”);

WHEREAS, pursuant to that certain Secured Promissory Note of even date herewith made by Borrower for the benefit of Secured Party (the “Note”), Secured Party has agreed to advance to Borrower, on a revolving basis, funds in the maximum principal amount of up to $3,000,000 (the “DIP Facility”) in accordance with the Interim Order and the Final Order as applicable; and

WHEREAS, in order to more fully secure Borrower’s obligations under the Note, Borrower has agreed to grant to Secured Party a lien on and security interest in all property of Borrower pursuant to Sections 364(c)(2) and 364(d)(1) of the Bankruptcy Code, in accordance with the Interim Order and the Final Order as applicable, which liens and security interests shall be senior to all prepetition and postpetition liens on property of Borrower.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

Section 1. Security Interest. Borrower hereby grants to Secured Party a security interest (the “Security Interest”) in the items of collateral described on Exhibit A hereto and in all attachments, additions, replacements, substitutions, and accessions and in all proceeds thereof in any form now existing, after acquired and hereafter arising (the “Collateral”).

Section 2. Indebtedness Secured. This Agreement and the Security Interest created by it secures payment of the DIP Facility owing by Borrower to Secured Party, and whether the DIP Facility is, from time to time, reduced and thereafter increased or entirely extinguished and thereafter reincurred (the “Indebtedness”). The Indebtedness includes any credit extended, sums advanced, and any expenses incurred by Secured Party and specifically includes the DIP Facility of Borrower to Secured Party evidenced by the Note.

Section 3. Covenants and Warranties. Borrower hereby covenants and warrants that, at the execution hereof and at all times throughout the duration hereof:

(a) Borrower will join with Secured Party to file, wherever Secured Party deems appropriate, financing statements in the form and content required by Secured Party, describing the Collateral in the same manner as it is described herein and Borrower will pay all costs of such filing. From time to time at the request of Secured Party, Borrower shall execute one or more financing statements and such other documents and do such other acts and things, all as Secured Party may reasonably request, regarding the Security Interest in the Collateral.

(b) Secured Party may examine and inspect the Collateral at any time, wherever located.

Section 4. Event of Default. Borrower shall be in default under this Agreement and the Note upon the occurrence of any Event of Default, as defined in the Interim Order.

Section 5. Secured Party’s Rights and Remedies. Upon the occurrence of any Event of Default or at any time thereafter, and subject to the provisions of the Interim Order and the Final Order as applicable:

(a) Secured Party may, at its option, declare all of the Indebtedness secured by this Agreement (notwithstanding any provisions of any agreement with respect to the Indebtedness to the contrary) immediately due and payable without demand or notice of any kind, and the Indebtedness thereupon shall become due and payable immediately without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory notes or other writings evidencing the Indebtedness secured).

(b) Secured Party and its agents are authorized to enter into and enter onto any premises where the Collateral may be located for the purpose of taking possession of the Collateral and any records thereof and Secured Party may, at its option, demand Borrower at Borrower’s expense to assemble the Collateral and make the Collateral available to Secured Party at a convenient place acceptable to Secured Party and, after notice to the Borrower as hereinafter provided, and other reasonable notice to secured parties of record, Secured Party may sell or otherwise dispose of the Collateral at public or private sale, without further notice or advertisement, at which sale Secured Party may become the purchaser.

(c) Secured Party may demand that Borrower shall upon receipt by Borrower of any proceeds covered hereby or of any check, draft, or other instrument representing the proceeds, forthwith and without further notice or demand deliver the same to Secured Party in the form in which the said items are received, endorsed by Borrower for payment to Secured Party.

(d) Secured Party may by written notice deem Borrower to have transferred the Collateral to Secured Party and to have constituted and appointed Secured Party its true and lawful attorney-in-fact with full and irrevocable power and authority in the name, place and stead of Borrower, from time to time, in Secured Party’s discretion to demand, collect, receive and give receipts for any and all monies due on the Collateral or due otherwise under or with respect to any of the Collateral and to endorse any checks or other instruments or orders and to file any claims and take any other action or proceeding deemed by Secured Party appropriate for the purpose of collecting any and all such monies whenever they may become payable. Secured Party may reasonably require Borrower to assist Secured Party in any and all such collections.

(e) Secured Party shall have and may exercise, from time to time, any and all rights and remedies of a secured party under the Uniform Commercial Code of Florida and any and all rights and remedies available to a secured party under any other applicable law.

(f) Any notice of sale, disposition, or other intended action by Secured Party, mailed to Borrower at its business offices in Tampa, Florida or at any other address to which Borrower has requested in writing that notices be sent, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower.

(g) In the event of a sale or other disposition of the Collateral or the receipt of any proceeds of the Collateral by Secured Party, after all of the Indebtedness with appropriate interest and all costs and expenses of Secured Party with respect to the possession and sale of the Collateral have been paid in full as appropriate, the surplus, if any, shall be paid to Borrower by Secured Party, and any Collateral remaining shall be transferred and reassigned to Borrower by Secured Party; and in the event of a deficiency, there shall be due from Borrower and Borrower shall immediately pay to Secured Party the difference between the amounts received by Secured Party and the remaining sum secured hereby, plus all costs and expenses of Secured Party in repossessing, transporting, repairing, storing, selling or otherwise handling the Collateral pursuant to such sale or other disposition.

(h) All remedies hereunder shall be cumulative and not alternative. Borrower shall pay promptly the costs and expenses of Secured Party of collection of any and all Indebtedness, enforcement of rights under this Agreement, including reasonable attorneys’ fees, and those costs, expenses, and attorneys’ fees incurred in appellate proceedings and expenses and attorneys’ fees on any actions otherwise with respect to the Collateral.

Section 6. Rights and Remedies of Borrower. Subject to the provisions of the Interim Order and the Final Order as applicable, Borrower shall have the rights and remedies provided in this Agreement and Borrower specifically waives and releases all rights provided in Article 9 of the Uniform Commercial Code in force in the State of Florida on the date of this Agreement.

Section 7. Miscellaneous.

(a) Borrower authorizes Secured Party at Borrower’s expense to file any financing statement or statements relating to the Collateral (without Borrower’s signature thereon) which Secured Party deems appropriate, and Borrower appoints Secured Party as Borrower’s attorney-in-fact to execute any such financing statement or statements in Borrower’s name and to perform all other acts which Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

(b) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party may set off against the Indebtedness all monies then owed to the Borrower by Secured Party in any capacity whether due or not and Secured Party shall be deemed to have exercised its right to set off immediately at the time its right to such election accrues.

(c) Upon Borrower’s failure to perform any of its duties hereunder, Secured Party may but it shall not be obligated to perform any of such duties and Borrower shall forthwith upon demand reimburse Secured Party for any expense incurred by Secured Party in so doing.

(d) No delay or omission by Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or further exercise of any other right or remedy. Secured Party may cure any default by Borrower in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by Borrower.

(e) Secured Party shall have no obligation to take and Borrower shall have the sole responsibility for taking any steps to preserve rights against all prior parties. Borrower waives presentment for payment, notice of protest, notice of nonpayment, notice of dishonor and protest of any instrument at any time held by Secured Party on which Borrower is in any way liable and, if waivable, waives notice of any other action taken by Secured Party.

(f) The singular pronoun shall include the plural, and the neuter shall include the masculine and feminine.

(g) This Agreement may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by Borrower and Secured Party.

(h) This Agreement is a continuing agreement and shall survive any closing and shall remain in force until Secured Party shall provide written notice of its termination and thereafter until all of the Indebtedness contracted for or created before receipt of the notice and any extension or renewals of that Indebtedness (whether made before or after receipt of the notice) together with all interest thereon both before and after the notice, shall be paid in full.

Section 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Illinois, without reference to principles of choice or conflict of law thereunder. Whenever possible, each provision of this Agreement shall be interpreted to be effective and valid under applicable law. If any provision of this Agreement is prohibited by or invalid under applicable law, the provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the other remaining provisions of this Agreement.

Section 9. Notice. All notices, requests, demands, claims, and other communications hereunder shall be in writing and given in accordance with the notice provisions of the Note.

Section 10. Jurisdiction. The parties hereby agree that the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Agreement or to any matter arising therefrom. The parties hereto expressly submit and consent in advance to such jurisdiction and venue.

Section 11. Interim Order and Final Order. This Agreement is executed pursuant to the terms of the Interim Order and the liens and security interests in the Collateral granted herein to Secured Party shall have the priority as set forth in the Interim Order and the Final Order as applicable. To the extent there is any conflict or inconsistency between this Agreement and the Interim Order or the Final Order, the Interim Order or the Final Order as applicable shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above-written.

BORROWER:

BIOVEST INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Alan M. Pearce
Name:	Alan M. Pearce
Title:	Chief Financial Officer

SECURED PARTY:

CORPS REAL, LLC, an Illinois limited liability company

By:	/s/ Ronald E. Osman
Name:	Ronald E. Osman
Title:	Manager

Exhibit A

Description of the Collateral

The term “Collateral” shall include all of the property and assets of BIOVEST INTERNATIONAL, INC. and its bankruptcy estate of every kind or type whatsoever, tangible, intangible, real, personal and mixed, whether now owned or existing or hereafter acquired or arising and regardless of where located, and including, without limitation, all property of the bankruptcy estate of Borrower within the meaning of Section 541 of the Bankruptcy Code, and all proceeds, rents and products of all of the foregoing and all distributions thereon; provided, however, that the term “Collateral” shall specifically not include (i) any and all claims, causes of action or rights arising under Chapter 5 of the Bankruptcy Code, including Sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code, and all proceeds or recoveries therefrom, and (ii) any and all claims or causes of action that exist or may exist, including under Section 541 of the Bankruptcy Code, in favor of Borrower or Borrower’s bankruptcy estate against the Secured Party, any principal or representative of the Secured Party or any person with an interest in the Secured Party.